                                                                                               Exhibit 10.134

                                           EMPLOYMENT AGREEMENT

                  This EMPLOYMENT  AGREEMENT,  dated as of March 26, 2002, (the "Effective  Date"), is by and
among HARRY GREENBERG (the "Employee"),  MEDIMMUNE,  INC., a Delaware corporation ("MedImmune") and AVIRON, a
Delaware corporation, a wholly-owned subsidiary of MedImmune ("the Company").
                  The parties hereby agree as follows:
                  1.       Employment.  The Company hereby continues the employment of the Employee,  and the
                           ----------
Employee hereby accepts continued  employment by the Company,  upon the terms and conditions  hereinafter set forth.
                  2.       Term.  The  employment of the Employee  hereunder will commence on the date hereof
                           ----
and will  continue  until  Employee's  employment is  terminated  in  accordance  with Section 6 hereof.  The period of the  Employee's  employment  under this  Agreement  is referred  to  hereafter  as the  "Employment
Period."  Notwithstanding  the  foregoing,  at any time prior to December 31, 2003 the Company may  terminate the Employment  Period and convert  Employee's status from an employee to a consultant for a period beginning on the date of such  conversion and ending on December 31, 2003 (a "Company  Conversion").  At any time after
October 31, 2002 but prior to December  31,  2003,  the  Employee may  terminate  the  Employment  Period and convert  Employee's  status from an  employee  to a  consultant  for a period  beginning  on the date of such conversion  and  ending on  December  31,  2003 (an  "Employee  Conversion").  The  period of the  Employee's service under this  Agreement as a consultant  following a Company  Conversion  or an Employee  Conversion is
referred to hereafter as the "Consulting Period."
                  3.       Duties and  Responsibilities.  During the Employment  Period, the Employee will be
                           ----------------------------
employed by the  Company in the  position  set forth on Annex A, a copy of which is  attached  hereto and the terms of which are incorporated  herein by reference and the Employee will faithfully  perform the duties and responsibilities  of such  position,  as they may be assigned  from time to time by the Company and MedImmune
(the  "Employment  Services").  During  the  Consulting  Period,  Consultant  will  provide  such  reasonable services as requested by the Company or MedImmune (the "Consulting Services").
                  4.       Time to be Devoted to Service.  During the Employment Period,  except for vacation
                           -----------------------------
in accordance  with the Company's  policy in effect from time to time and absences due to temporary  illness, the Employee  shall devote full time,  attention and energy during the  Employment  Period to the business of the Company and  MedImmune.  Notwithstanding  the  foregoing,  the Employee may  maintain his  laboratory  at
Stanford  University  provided the Employee  performs at least 95% of the Employment  Services on-site at the
Company's  facilities  or at a site  requested by the Company.  During the  Employment  Period,  the Employee
will not be engaged in any other  business  activity  which,  in the  reasonable  judgment of the Company and
MedImmune,  conflicts with the duties of the Employee hereunder,  whether or not such activity is pursued for gain,  profit or other pecuniary  advantage.  During the Consulting  Period,  the Employee shall be available to perform the  Consulting  Services to the extent  reasonably  requested by the Company or MedImmune,  after reasonable  advance  notice to the  Employee,  provided  that in no event will the  Employee  be  required to devote more than 20% of his business time to performance of the  Consulting  Services.  During the Consulting
Period,  the Employee will be entitled to become an employee of another  entity,  provided such employment is not in breach of the  covenants  set forth in  Sections  8, 9 or 10 hereof  and does not  interfere  with his ability to perform the Consulting Services hereunder.
                  5.       Compensation; Reimbursement.
                           ---------------------------
                  (a)      Settlement  of  Executive  Severance  Agreement.  The  Company  shall  (i) pay the
                           -----------------------------------------------
Employee as soon as  practicable  following the date hereof the lump-sum  amount  specified as the Settlement
Payment on Annex A and (ii) provide that all  outstanding  stock  options  granted to the Employee  under the
Company's  stock option plans prior to January 15, 2002 (the "Aviron  Options"),  to the extent they have not otherwise  become  vested  and  exercisable,  will  automatically  become  fully and  immediately  vested and exercisable  effective as of the date hereof.  Employee  acknowledges  that the provision of the payments and rights  required  by the  previous  sentence  is in  full  satisfaction  of  the  Company's  and  MedImmune's obligations under the Executive Severance  Agreement between the Employee and the Company,  dated October 23,
2000,  (the  "Executive  Severance  Agreement") and the Employee waives any other rights under such agreement with respect to past service with the Company or future service with the Company or MedImmune.
                  (b)      Base Salary.  During the Employment  Period,  the Company will pay to the Employee
                           -----------
an annual base salary of not less than the amount  specified  as the Initial  Base Salary on Annex A, payable in  accordance  with the regular  payroll  practices  of the  Company.  The  Employee's  base salary shall be reviewed  annually by the Company and shall be subject to increase at the option and sole  discretion  of the
Company.  During the Consulting  Period,  the Company shall pay the Employee a fee of (i) $2,000 per full day for  Consulting  Services  performed  on-site at the  facilities  of the  Company or  MedImmune  or at a site requested  by the Company,  (ii) $1,000 per day payment for a partial day of  Consulting  Services  performed on-site  at the  Company's  facilities  or at a site  requested  by the  Company  and (iii) $250 per hour for
Consulting Services performed at a location of the Employee's choosing (together, the "Consulting Fees").
                  (c)       FluMist  Bonus.  In the event that the  Employee  is  employed  by the Company or
                            --------------
MedImmune on the date that  MedImmune  receives  final  approval  from the Food and Drug  Administration  for
FluMist, MedImmune shall pay the Employee the amount specified as the FluMist Bonus on Annex A.
                  (d)      Annual Bonus.    During the Employment  Period,  the Employee will be eligible for
                           ------------
consideration  for an annual  bonus  under  MedImmune's  annual  bonus  program,  based upon  achievement  of performance goals as determined by MedImmune in its sole discretion.
                  (e)      Stock  Options.  During the  Employment  Period,  the Employee may be eligible for
                           --------------
future stock option grants under  MedImmune's  annual merit grant program,  as determined  appropriate in the sole discretion of the Compensation and Stock Committee (the  "Compensation  Committee") of MedImmune's Board
of Directors  (the  "Board").  Upon a Company  Conversion  or an Employee  Conversion,  any stock  options to purchase shares of MedImmune stock, other than the Aviron Options, (the "MedImmune  Options"),  to the extent vested at the time of conversion,  shall remain exercisable for 90 days following  conversion.  Any MedImmune
Options not vested at the time of  conversion  shall be forfeited.  During the  Consulting  Period,  Employee shall be deemed to be in "continuous  service" to the Company,  as such terms are defined in the stock option agreements for the Aviron Options, for purposes of continued exercisability of such options.
                  (f)      Benefits.  During the  Employment  Period,  in  addition to the salary and bonuses
                           --------
referred to above,  the  Employee  shall be entitled  during the  Employment  Period to  participate  in such employee benefit plans or programs of the Company,  and shall be entitled to such other fringe  benefits,  as are from time to time made  available  generally  to  employees  of the  Company  with  Employee's  position, tenure,  salary,  age,  health and other  qualifications.  The  Employee  acknowledges  and  agrees  that the
Company and MedImmune do not guarantee the adoption or continuance of any  particular  employee  benefit plan or program or other fringe benefit during the Employment  Period,  and  participation  by the Employee in any such  plan or  program  shall be  subject  to the  rules  and  regulations  applicable  thereto.  During  the
Consulting  Period,  the  Employee  will not be  eligible  for any  benefits,  other than COBRA  continuation coverage at Employee's expense as required by applicable law.
                  (g)      Expenses.  During the  Employment  Period and the Consulting  Period,  the Company
                           --------
will  reimburse  the  Employee,  in  accordance  with the  practices  in  effect  from time to time for other officers,  staff  personnel  or  consultants  of the  Company,  as the case may be,  for all  reasonable  and necessary  traveling  expenses  and other  disbursements  incurred  by the  Employee  for or on behalf of the
Company or  MedImmune in the  performance  of the  Employee's  duties  hereunder,  upon  presentation  by the
Employee to the Company of appropriate vouchers.
                  6.       Termination of Employment Period.
                           --------------------------------
                  (a)      At-Will Termination.      The  Company  or  the   Employee   may   terminate   the
                           -------------------
Employment  Period  and  Employee's  employment  hereunder  at any time and for any  reason,  subject  to the provisions of Sections 6(b) and (c) below and subject to Section 2 above.
..                 (b)      Termination  without Cause. In the event that the Employment Period and Employee's
                           --------------------------
employment  hereunder is terminated by the Company  without Cause (as defined below) neither the Employee nor the  Employee's  beneficiaries  or estate  will have any  further  rights or claims  against  the  Company or
MedImmune under this Agreement with respect to his employment with the Company except the right to receive:
                  (i) any unpaid compensation or rights due to the Employee under Section 5(a) hereof,
                  (ii) the unpaid  portion of the base salary  provided  for in Section 5(b) hereof up to the date of termination (the "Termination Date"), computed on a pro rata basis to the Termination Date,
                  (iii) payment of Employee's  accrued but unpaid rights in accordance  with the terms of any retirement,  employee  welfare or other employee benefit plans or programs of MedImmune in which the
         Employee is then participating in,
                  (iv)  reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed as provided in Section 5(g) hereof,
                  (v)  severance  payments  under the  following  circumstances:  (A) in the  event  that the
         Termination  Date is during the period  beginning 90 days after the date of Aviron's  acquisition by
         MedImmune  (the "Merger  Date") and ending one year after the Merger Date,  severance  equal to four weeks of the Employee's  then-current  base salary (payable in accordance with the Company's regular payroll  practices);  or (B) in the event the  Termination  Date occurs more than one year following the Merger Date,  severance  determined under the applicable severance policy of MedImmune in effect at the time of termination, and
                  (vi) in the event the  Termination  Date is prior to the first  anniversary  of the  Merger
         Date,  payment of the Termination  Bonus specified on Annex A which is intended to reflect an amount equal to the Employee's 2001 bonus paid on a "meets  expectation"  basis,  multiplied by a fraction, the numerator of which is the number of days between the  Termination  Date and the Merger Date, and the denominator of which is 365.
Notwithstanding the foregoing,  the Company's  termination of the Employment Period and Employee's employment hereunder  without  Cause prior to December 31, 2003 shall be treated as a Company  Conversion  providing for the Employee to continue in the service of the Company as a consultant  in  accordance  in the  provisions of this Agreement.
                  For  purposes  of this  Section  6,  "Cause"  shall  mean (i) the  Employee's  willful  and substantial  misconduct,  (ii) the Employee's  repeated,  after written  notice from the Company,  neglect of duties or failure to act which can  reasonably  be expected to affect  materially  and adversely the business or affairs of MedImmune,  the Company, or any subsidiary or affiliate thereof,  (iii) the Employee's material breach of any of the  agreements  contained  in  Sections  8, 9, or 10  hereof,  (iv) the  commission  by the
Employee of any material  fraudulent act with respect to the business and affairs of MedImmune,  the Company, or any subsidiary or affiliate  thereof or (v) the Employee's  conviction of (or plea of nolo  contendere to)
                                                                                         ----  ----------
a crime constituting a felony.
                  (c)      Other  Termination.  In the  event  that  the  Employment  Period  and  Employee's
                           ------------------
employment  hereunder is terminated by the Company or MedImmune for Cause,  by the Employee for any reason or on account of death or Disability (as defined below),  neither the Employee nor the Employee's  beneficiaries or estate will have any further  rights or claims  against the  Company or  MedImmune  under this  Agreement, including,  without limitation,  any severance or termination pay, except the right to receive (i) any unpaid compensation  or rights due to the Employee  under Section 5(a) hereof,  (ii) the unpaid  portion of the base salary  provided for in Section 5(b) hereof up to the Termination  Date,  computed on a pro rata basis to the
Termination  Date, (iii) payment of the Employee's  accrued but unpaid rights in accordance with the terms of any stock option,  retirement,  employee  welfare or other employee benefit plans or programs of MedImmune in which the Employee is then  participating in and (iv)  reimbursement  for any expenses for which the Employee shall not have  theretofore  been  reimbursed  as  provided  in Section  5(g)  hereof.  For  purposes of this
Agreement,  "Disability"  shall mean  disability  by  accident,  sickness or  otherwise,  so as to render the
Employee  mentally or  physically  incapable  of  performing  the  services  required to be  performed by the
Employee  under this  Agreement  for a period  that would  entitle  the  Employee  to qualify  for  long-term disability  benefits  under  MedImmune's  then-current  long-term  disability  insurance  program  or, in the absence of such a program, for a period of 90 consecutive days or longer.
                  7.       Termination of Consulting Period.
                           --------------------------------
                  (a)      At-Will Termination.      The Employee may  terminate  the  Consulting  Period and
                           -------------------
Employee's  service  hereunder at any time and for any reason,  subject to the  provisions  of Sections  7(b)
below.  The Company may only terminate the  Consulting  Period and  Employee's  service  hereunder for Cause, subject to the provisions of Sections 7(b) below.
                  (b)      Consequences  of  Termination.  In  the  event  that  the  Consulting  Period  and
                           -----------------------------
Employee's  service  hereunder is terminated  by the Company or MedImmune for Cause,  by the Employee for any
reason or on account of death or  Disability,  neither  the  Employee  nor the  Employee's  beneficiaries  or estate  will have any  further  rights or claims  against  the  Company or  MedImmune  under this  Agreement, including,  without limitation,  any severance or termination pay, except the right to receive (i) any unpaid compensation  or rights due to the  Employee  under  Section  5(a) hereof,  (ii) any unpaid  Consulting  Fees provided  for in  Section  5(b)  hereof  up to the  Termination  Date,  computed  on a pro rata  basis to the
Termination  Date,  and  (iii)  reimbursement  for any  expenses  for  which  the  Employee  shall  not  have theretofore  been  reimbursed  as provided in Section  5(g)  hereof.  For purposes of this Section 7, "Cause"
shall  mean (i) the  Employee's  willful  and  substantial  misconduct,  (ii)  the  Employee's  repeated  and substantial  neglect of duties or failure to act after  written  notice and  reasonable  opportunity  to cure from the Company  which can  reasonably  be expected  to affect  materially  and  adversely  the  business or affairs of MedImmune,  the Company,  or any subsidiary or affiliate  thereof,  (iii) the Employee's  material breach of any of the  agreements  contained  in  Sections  8, 9, or 10  hereof,  (iv) the  commission  by the
Employee of any material  fraudulent act with respect to the business and affairs of MedImmune,  the Company, or any subsidiary or affiliate  thereof or (v) the Employee's  conviction of (or plea of nolo  contendere to)
                                                                                         ----  ----------
a crime constituting a felony.
                  8.       Disclosure  of  Information.  The  Employee  will not, at any time during or after
                           ---------------------------
the  Employment  Period,  disclose to any person,  firm,  corporation  or other  business  entity,  except as required  by law,  any  non-public  information  concerning  the  business,  products,  clients or affairs of
MedImmune,  the Company,  or any subsidiary or affiliate  thereof for any reason or purpose  whatsoever,  nor will the Employee make use of any of such  non-public  information  for personal  purposes or for the benefit of any person,  firm,  corporation or other business entity except MedImmune,  the Company, or any subsidiary or affiliate thereof.
                  9.       Restrictive Covenants.
                           ---------------------
                  (a)       NonCompetition. The Employee  hereby  acknowledges  and recognizes  that,  during
                            --------------
the  Employment  Period  and the  Consulting  Period,  the  Employee  will be  privy  to  trade  secrets  and confidential  proprietary  information critical to the business of MedImmune,  the Company, or any subsidiary or affiliate  thereof and the Employee  further  acknowledges  and recognizes  that  MedImmune  would find it extremely  difficult or  impossible to replace the Employee and,  accordingly,  the Employee  agrees that, in consideration  of the benefits to be received by the Employee  hereunder,  the  Employee  will not,  from and after the date  hereof  until the first  anniversary  of the  termination  of the  Employment  Period and the
Consulting  Period,  (i) directly or indirectly engage in the development,  production,  marketing or sale of products  that compete (or, upon  commercialization,  would  compete)  with any  influenza  vaccines or other products of the Company or any subsidiary or affiliate  thereof being developed (so long as such  development has not been abandoned),  marketed or sold during Employee's  period of service with MedImmune,  the Company, or any  subsidiary or affiliate  thereof (such  business or activity  being  hereinafter  called a "Competing
Business") whether such engagement shall be as an officer,  director, owner, employee,  partner, affiliate or other  participant in any Competing  Business or (ii) assist others in engaging in any Competing  Business in the manner described in the foregoing clause (i).
                  (b)      Nonsolicitation.  The Employee agrees that, in consideration of the benefits to be
                           ---------------
received by the Employee  hereunder,  the Employee  will not,  until the  expiration of a period of 12 months immediately  following  the  expiration  of the  Employment  Period and the  Consulting  Period,  directly or indirectly  solicit,  hire or induce any  employee,  customer,  client or other  person doing  business  with
MedImmune,  the Company,  or any  subsidiary  or  affiliate  thereof in any way alter their  relationship  or terminate their employment with MedImmune, the Company, or any subsidiary or affiliate thereof.
                  (c)      Reasonableness.  The Employee  understands  that the  foregoing  restrictions  may
                           --------------
limit the  ability of the  Employee  to earn a  livelihood  in a  business  similar  to the  business  of the
Company, but nevertheless  believes that the Employee has received and will receive sufficient  consideration and other  benefits,  as an employee of the Company and as  otherwise  provided  hereunder,  to justify  such restrictions  which,  in any event (given the education,  skills and ability of the  Employee),  the Employee believes would not prevent the Employee from earning a living.
                  10.      Right to  Inventions.  The Employee  will promptly  disclose,  grant and assign to
                           --------------------
MedImmune,  for its sole use and benefit,  any and all inventions,  improvements,  technical  information and suggestions  relating in any way to the business of MedImmune,  the Company,  or any  subsidiary or affiliate thereof which the Employee may develop or acquire  during the  Employment  Period and the  Consulting  Period
(whether  or not during  usual  working  hours),  together  with all  patent  applications,  letters  patent, copyrights and reissues  thereof that may at any time be granted for or upon any such invention,  improvement or technical information.  In connection therewith:
                  (i)      the Employee shall,  without charge, but at the expense of MedImmune,  promptly at all times  hereafter  execute and deliver such  applications,  assignments,  descriptions  and other instruments  as may be  necessary  or proper in the opinion of  MedImmune  to vest title to any such inventions,  improvements,  technical  information,  patent  applications,  patents,  copyrights  or reissues  thereof in MedImmune,  the Company,  or any subsidiary or affiliate  thereof and to enable it to obtain and maintain the entire right and title thereto throughout the world; and
                  (ii)     the Employee  shall render to  MedImmune,  at its expense  (including a reasonable payment for the time involved in case the Employee is not then in its employ),  all such  assistance as it may require in the  prosecution  of  applications  for said  patents,  copyrights  or reissues thereof,  in the prosecution or defense of  interferences  which may be declared  involving any said applications,  patents or copyrights and in any litigation in which MedImmune,  the Company,  or any subsidiary  or  affiliate  thereof  may be  involved  relating  to  any  such  patents,  inventions, improvements or technical information.
                  11.      Enforcement.  It is  the  desire  and  intent  of  the  parties  hereto  that  the
                           -----------
provisions of this  Agreement be  enforceable  to the fullest  extent  permissible  under the laws and public policies  applied in each  jurisdiction  in which  enforcement is sought.  Accordingly,  to the extent that a restriction  contained in this Agreement is more  restrictive  than permitted by the laws of any jurisdiction where this  Agreement may be subject to review and  interpretation,  the terms of such  restriction,  for the purpose only of the  operation of such  restriction  in such  jurisdiction,  will be the maximum  restriction allowed  by the  laws  of such  jurisdiction  and  such  restriction  will be  deemed  to have  been  revised accordingly herein.
                  12.      Remedies;  Survival.  (a) The  Employee  acknowledges  and  understands  that  the
                           -------------------
provisions  of the  covenants  contained  in Sections 8, 9 and 10 hereof,  the  violation  of which cannot be accurately  compensated for in damages by an action at law, are of crucial importance to MedImmune,  and that the breach or  threatened  breach of the  provisions  of this  Agreement  would cause  MedImmune  irreparable harm.  In the event of a breach or  threatened  breach by the Employee of the  provisions  of Section 8, 9 or
10 hereof,  MedImmune will be entitled to an injunction  restraining  the Employee from such breach.  Nothing herein  contained will be construed as prohibiting  MedImmune from pursuing any other remedies  available for any breach or threatened breach of this Agreement.
                  (b)      Notwithstanding  anything  contained  in  this  Agreement  to  the  contrary,  the provisions of Sections 8, 9, 10, 11 and 12 hereof will survive the  expiration or other  termination  of this
Agreement until, by their terms, such provisions are no longer operative.
                  13.      Tax Withholding.  All  compensation  payable under this Agreement shall be subject
                           ---------------
to reduction by all applicable  withholding,  social  security and other  federal,  state and local taxes and deductions for income, employment, excise and other taxes.
                  14.      Release.  As a condition  of the  Employee  being  eligible  for any  severance or
                           -------
other payments upon  termination of employment  under Section 6 hereof,  the Employee shall execute and honor a standard release of claims against  MedImmune,  the Company,  or any subsidiary or affiliate thereof in the form deemed  appropriate  by  MedImmune.  Such release  shall  specifically  relate to all of the  Employee's rights and claims in existence at the time of execution.
                  15.      Notices.  Notices and other  communications  hereunder will be in writing and will
                           -------
be delivered  personally or sent by air courier or first class certified or registered  mail,  return receipt requested and postage prepaid, addressed as follows:
if to the Employee:                         at his address as listed on the Company's then
current payroll

and if to MedImmune:                        MedImmune, Inc.
                                            35 West Watkins Mill Road
                                            Gaithersburg, Maryland  20878
                                            Attention:  Chief Executive Officer

with a copy to:                             Frederick W. Kanner, Esq.
                                            Dewey Ballantine LLP
                                            1301 Avenue of the Americas
                                            New York, NY 10019

All notices and other  communications  given to any party hereto in  accordance  with the  provisions of this
Agreement  will be  deemed  to have been  given on the date of  delivery,  if  personally  delivered;  on the business day after the date when sent, if sent by air courier;  and on the third  business day after the date when sent,  if sent by mail,  in each case  addressed  to such  party as  provided  in this  Section 15 or in accordance with the latest unrevoked direction from such party.
                  16.      Binding  Agreement;  Benefit.  The  provisions of this  Agreement  will be binding
                           ----------------------------
upon, and will inure to the benefit of, the respective  heirs,  legal  representatives  and successors of the parties hereto.
                  17.      Governing Law. This Agreement  shall be governed by and  enforceable in accordance
                           -------------
with the laws of the State of Maryland  applicable  to contracts  executed and  performed  within such state, without  giving  effect to the  principles  of conflict of laws  thereof.  The parties  agree that any claims concerning the rights and  obligations  of the parties or any other issue arising under this Agreement  shall be brought in the Circuit Court for  Montgomery  County or the United States  District Court for the District
of Maryland,  and that such courts shall have  exclusive  jurisdiction  over  litigation  involving  any such claims.  The  parties  agree to submit to the  jurisdiction  of such courts and that they will not raise lack of personal jurisdiction or inconvenient forum as defenses in any such litigation.
                  18.      Waiver of  Breach.  The  waiver by either  party of a breach of any  provision  of
                           -----------------
this  Agreement  by the other party must be in writing and will not  operate or be  construed  as a waiver of any subsequent breach by such other party.
                  19.      Entire  Agreement;   Amendments.  This  Agreement  (including  Annex  A)  and  the
                           -------------------------------
Executive  Severance  Agreement  contain the entire agreement between the parties with respect to the subject matter  hereof  and  supersedes  all prior  agreements  or  understandings  among the  parties  with  respect thereto.  This Agreement may be amended only by an agreement in writing signed by the parties hereto.
                  20.      Headings.  The section  headings  contained in this  Agreement  are for  reference
                           ---------
purposes only and will not affect in any way the meaning or interpretation of this Agreement.
                  21.      Severability.   Any   provision  of  this   Agreement   that  is   prohibited   or
                           ------------
unenforceable  in any  jurisdiction  will,  as to such  jurisdiction,  be  ineffective  to the extent of such prohibition  or  unenforceability  without  invalidating  the  remaining  provisions  hereof,  and  any  such prohibition  or  unenforceability  in any  jurisdiction  will not  invalidate  or render  unenforceable  such provision in any other jurisdiction.
                  22.      Assignment.  This  Agreement  is  personal  in its nature and the  parties  hereto
                           ----------
shall not,  without the consent of the other,  assign or transfer this Agreement or any rights or obligations hereunder;  provided, that the provisions hereof (including,  without limitation,  Sections 8, 9 and 10) will
inure  to  the  benefit  of,  and  be  binding  upon,  each  successor  of  MedImmune,   whether  by  merger,
consolidation, transfer of all or substantially all of its assets or otherwise.
                  IN WITNESS  WHEREOF,  the parties have duly  executed  this  Agreement as of the date first above written.

                                                     MEDIMMUNE, INC.

                                                     By: /s/:  Melvin D. Booth
                                                        ----------------------

                                                     THE COMPANY

                                                     By: /s/:  Harry B. Greenberg, M.D.
                                                        -------------------------------

                                                     EMPLOYEE